Exhibit 23.3








            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors
Planetlink Communications, Inc.

We hereby consent to the use in this Registration Statement on Form S-8 of our report dated May 3, 2004, relating to the consolidated financial statements of Planetlink Communications, Inc., which is incorporated by reference in such Registration Statement.

                           /s/ Kahn Boyd Levychin, Certified Public Accountants
                           -----------------------------------------------------
                           Kahn Boyd Levychin
                           Certified Public Accountants


May 11, 2005
New York, New York